UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2010

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4845 US Hwy. 271 N.
Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's telephone number, including area code: (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Item 7.01	Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is an overview of Pilgrim’s Pride Corporation to be referenced at the BMO Capital Markets Agriculture, Protein and Fertilizer Conference on May 19, 2010.

Exhibit Number	Description

99.1	Overview of Pilgrim’s Pride Corporation to be referenced at the BMO Capital Markets Agriculture, Protein and Fertilizer Conference on May 19, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: May 19, 2010.

By:	/s/ Gary D. Tucker

Gary D. Tucker Principal Accounting Officer

Exhibit Index

Exhibit Number	Description

99.1	Overview of Pilgrim’s Pride Corporation to be referenced at the BMO Capital Markets Agriculture, Protein and Fertilizer Conference on May 19, 2010.